UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2013

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Current Report on Form 8-K/A amends and supplements the information reported in Item 5.02(d) to the Current Report on Form 8-K dated August 29, 2013 (filed September 4, 2013) regarding the election of Patricia A. Hemingway Hall to the Board of Directors (the "Board") of Cardinal Health, Inc. (the “Company"). This Current Report on Form 8-K/A also reports new information under Item 5.07 of Form 8-K.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On November 6, 2013, the Board appointed Patricia A. Hemingway Hall to serve on the Audit Committee of the Board. As previously disclosed, Ms. Hemingway Hall was elected a director, effective September 12, 2013, by the Board on August 30, 2013.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its 2013 Annual Meeting of Shareholders (the "Annual Meeting") on November 6, 2013. For more information on the following proposals, see the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 17, 2013 (the "Proxy Statement").
The shareholders elected the 12 nominees to the Board, each to serve until the 2014 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified, and voted as follows:

Director	For	Against	Abstained	Broker Non-Votes
Colleen F. Arnold	271,604,620	485,915	514,769	25,379,672
George S. Barrett	263,071,597	8,576,852	956,855	25,379,672
Glenn A. Britt	266,955,285	5,062,434	587,585	25,379,672
Carrie S. Cox	269,427,385	2,672,729	505,190	25,379,672
Calvin Darden	271,494,103	518,204	592,997	25,379,672
Bruce L. Downey	271,557,995	537,372	509,937	25,379,672
John F. Finn	267,807,220	4,314,757	483,327	25,379,672
Patricia A. Hemingway Hall	271,106,859	998,618	499,827	25,379,672
Clayton M. Jones	270,270,401	1,745,931	588,972	25,379,672
Gregory B. Kenny	266,778,771	5,256,377	570,156	25,379,672
David P. King	271,543,276	514,073	547,955	25,379,672
Richard C. Notebaert	270,231,606	1,781,560	592,138	25,379,672
The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014, and voted as follows:

For	293,572,612
Against	3,780,649
Abstained	631,715
Broker Non-Votes	0

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, and voted as follows:

For	256,807,503
Against	13,581,888
Abstained	2,215,913
Broker Non-Votes	25,379,672
The shareholders did not approve the shareholder proposal regarding political contributions and expenditures, and voted as follows:

For	104,480,273
Against	156,390,265
Abstained	11,734,766
Broker Non-Votes	25,379,672

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: November 12, 2013	By:	/s/ Craig S. Morford
Name: Craig S. Morford
Title: Chief Legal and Compliance Officer

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